                                                                   EXHIBIT 10.14

                     AMENDED AND RESTATED SECURITY AGREEMENT

      This AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement"), dated as of July 29, 1999, is among ACT MANUFACTURING, INC. ("ACT"), CMC INDUSTRIES, INC. ("CMC", and together with ACT, the "Borrowers"), ACT MANUFACTURING SECURITIES CORPORATION (the "Subsidiary Guarantor"), and THE CHASE MANHATTAN BANK, as collateral agent for the Lenders under the Credit Agreement defined below (the "Collateral Agent" and, together with the Lenders, the "Secured Parties"). ACT, CMC and the Subsidiary Guarantor are herein individually referred to from time to time as a "Debtor" and collectively referred to from time to time as the "Debtors".

      ACT and the Subsidiary Guarantor are currently parties to a Security Agreement dated as of October 14, 1998, as amended, with the Collateral Agent (the "Existing Security Agreement"). ACT and the Subsidiary Guarantor desire that the Existing Security Agreement be amended and restated to, among other things, add CMC as an additional "debtor" under the Existing Security Agreement. Accordingly, the Debtors and the Collateral Agent hereby agree that the Existing Security Agreement shall be amended and restated in its entirety as follows:

                            STATEMENT OF THE PREMISES

      WHEREAS, the Debtors are entering into an Amended and Restated Credit Agreement of even date herewith (as the same may be modified, amended, supplemented or restated from time to time, the "Credit Agreement"), with The Chase Manhattan Bank ("Chase") as administrative, documentation, collateral and syndication agent, and the Lenders from time to time party thereto; and

      WHEREAS, in connection with the execution and delivery of the Credit Agreement, the Collateral Agent has requested that the Debtors, and the Debtors have agreed to, enter into this Amended and Restated Security Agreement (this "Security Agreement"), pursuant to which the Debtors are pledging and granting security interests in the Collateral (as more fully described herein) in favor of the Collateral Agent for the benefit of the Secured Parties;

      NOW, THEREFORE, in consideration of the willingness of the Secured Parties to enter into the Credit Agreement and of the Lenders to agree, subject to the terms and conditions set forth therein, to make the Loans and issue Letters of Credit to the Borrowers pursuant thereto, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows.

                           STATEMENT OF CONSIDERATION

      To induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make Loans and issue Letters of Credit to the Borrowers thereunder, the Debtors hereby execute and deliver this Security Agreement to the Collateral Agent for the benefit of the Secured Parties, for the purpose of pledging and granting to the Collateral Agent for the benefit of the Secured Parties, security interests in substantially all of the Debtors' properties and assets.

                                    AGREEMENT

      1. Definitions.

            1.1 Incorporation by Reference. All terms defined in Schedule A annexed hereto are hereby incorporated by reference and all such terms and words so defined are used herein with the same meanings therein set forth. All capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

            1.2 Additional Definitions. The following terms shall have the following meanings for purposes of this Security Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Collateral" means, collectively, all of the right, title and interest of the Debtors in and to all tangible and intangible personal property of the Debtors, whether now owned or existing or hereafter acquired or arising, including, without limitation, the property described on Schedule A annexed hereto, together with any and all additions thereto and replacements therefor and proceeds and products thereof.

      "Corresponding", when used in conjunction with any defined term (the "referred term"), refers to such specific persons, items or documents to which such referred term pertains which are related or connected to another defined term in the context.

      "Event of Default" means: (i) any event, condition or act (including notice and lapse of time, if specified) which is defined or described as an "Event of Default" in any Secured Loan Document; and (ii) in the case of any evidence of indebtedness constituting a Secured Loan Document which does not prescribe any event of default therein, (A) the failure by the Debtors to pay when due any such indebtedness, or (B) the occurrence of any event, condition or act (including notice and lapse of time, if specified) which pursuant to the terms of any such Secured Loan Document gives the Secured Parties the right to accelerate the payment of any Secured Obligation, regardless of whether the Secured Parties exercise such right.

      "Financing Statements" mean all UCC-1 Financing Statements to be filed in any public office to perfect the security interest granted under this Security Agreement.

      "Secured Loan Document" means the Credit Agreement and any other agreement, document or instrument executed by any of the Debtors, delivered to any Lender or to the Collateral Agent and pertaining to any Secured Obligation.

      "Secured Obligations" means all debts, liabilities and obligations of the Debtors to the Secured Parties of every nature (including without limitation any debts, liabilities or obligations pursuant to and under any and all Interest Rate Protection Agreements and in respect of any and all Foreign Exchange Obligations and in respect of any Letters of Credit), whether now existing or hereafter incurred at any time or times, absolute or contingent, secured or unsecured, and any and all renewals or extensions thereof or of any portion thereof, including without limitation all principal, all interest, all prepayment premiums (if any), all fees, all late charges and all penalties and all expenses of collection or enforcement or attempted collection or enforcement thereof,


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including all reasonable fees and disbursements of the Secured Parties' counsel in connection therewith, whether within or apart from any legal action or proceeding."

      "Secured Parties" means, collectively, the Lenders, the Collateral Agent and Chase (or any affiliate of Chase) in its capacities as administrative, documentation, collateral and syndication agent for the Lenders under the Credit Agreement, as issuer of any and all Letters of Credit, and as party to any and all Interest Rate Protection Agreements and foreign exchange contracts and agreements to which the Borrowers or any of their Subsidiaries is a party (whether or not the Lenders participate therein); and "Secured Party" means each of the Lenders, the Collateral Agent and Chase, individually.

      "UCC" means the Uniform Commercial Code of the State of New York, as amended and in effect as of the date hereof.

      2. Security Interest.

            2.1 The Debtors hereby grant to the Secured Parties, a security interest in all of the Collateral as security for the payment of all Secured Obligations.

            2.2 The Debtors irrevocably appoint the Collateral Agent as their lawful attorney and authorize the Collateral Agent to execute any Financing Statements in the Debtors' names and on the Debtors' behalf, and to file Financing Statements against the Debtors signed by the Collateral Agent alone in any appropriate public office, each to the extent permitted by applicable law.

            2.3 This Security Agreement is in addition to and without limitation of any right of the Secured Parties under any of the Secured Loan Documents or any other security agreement, mortgage or guaranty granted by the Debtors or any other person to the Secured Parties.

      3. Representation and Warranties.

      The Debtors represent and warrant that:

            3.1 Except as listed on the Schedules to the Credit Agreement, the Debtors have granted no currently effective security interest in the Collateral to any person other than to the Secured Parties, and no financing statement in favor of any such other person as a secured party covering any of the Collateral or any proceeds thereof is on file in any public office, and the Collateral is free and clear of any Lien, charge or encumbrance, except pursuant to and under this Security Agreement.

            3.2 The Debtors are the lawful owners of the Collateral; and all information with respect to the Collateral set forth in any schedule, certificate or other writing furnished by Debtors to the Secured Parties, is true and correct as of the date furnished. Debtors will have good title to all Collateral acquired by them in the future and the Secured Parties will acquire through this Security Agreement a valid, perfected prior security interest therein, except to the extent that the Collateral is acquired with purchase money Indebtedness secured by purchase money Liens, as permitted under the Credit Agreement, in which case the Secured Parties will

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acquire a valid, perfected, subordinate security interest. Each statement of
Accounts to be delivered pursuant to the Credit Agreement will constitute a representation by Debtors that the Accounts forming the basis therefor conform to the definitions of Qualified Accounts. Debtors will continue to hold all Collateral free and clear of all Liens excepting the rights of the Collateral Agent hereunder and those Liens permitted pursuant to the terms of the Credit Agreement.

            3.3 The true and correct locations of each Debtor's principal place of business and chief executive office are set forth on Schedule B.

            3.4 Schedule B hereto is a true and complete listing of all of the locations of the Debtors' Equipment and Inventory as of the date hereof.

            3.5 Except as noted on Schedule B hereto, the Debtors conduct no business, whether directly or indirectly or through any subsidiary or division, under any name or trade name other than the names first recited above.

            3.6 Schedule C hereto is a true and complete list of all of the Debtors' registered patents, trademarks and copyrights.

      4. Covenants and Agreements of Debtors.

      The Debtors covenant and agree that:

            4.1 The Secured Parties may examine and inspect the Collateral at any reasonable time during regular business hours upon reasonable prior notice and wherever located.

            4.2 Subject to the limitations of this Security Agreement, the Debtors will from time to time upon demand furnish to the Collateral Agent such further information and will execute, acknowledge and deliver to the Collateral Agent such financing statements and assignments and other papers, pay any costs of searches and filing fees, and will do all such other acts and things as the Collateral Agent may reasonably request as being necessary or appropriate to establish, perfect and maintain a valid security interest in the Collateral as security for the Secured Obligations. Without limitation of the foregoing, the Debtors will execute and deliver to the Secured Parties any document required to acknowledge, register or perfect the security interest granted in any of the Patent Rights, Technical Information, Trademark Rights or Copyrights and in any of the Collateral under the Federal Assignment of Claims Act.

            4.3 The Debtors will defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein. Except to the extent permitted in the Credit Agreement, Debtors shall not encumber any Collateral to any person other than the Secured Parties, or sell, assign or transfer the Collateral or any right, title or interest therein (other than the sale of Inventory in the ordinary course of the Debtors' business and the sale or disposal of obsolete or unnecessary equipment).

            4.4 If any action or proceeding shall be commenced, other than any action to collect the Secured Obligations, to which action or proceeding the Secured Parties are made parties and in which it becomes necessary to defend or uphold the Secured Parties' security interests hereunder, all costs reasonably incurred by the Secured Parties for the expenses of such litigation (including reasonable counsel fees and expenses) shall be deemed part of the Secured Obligations secured hereby, which the Debtors agree to pay or cause to be paid.

            4.5 All records of the Collateral will be located at the Debtors' principal places of business. No Debtor shall change the location of any Equipment or Inventory or the records pertaining to any Collateral to any location not listed on Schedule B hereto unless such Debtor gives the Collateral Agent not less than 14 days' prior written notice.

            4.6 The Debtors will have and maintain Insurance at their expense at all times in such amounts, in such form, containing such terms and written by such companies as may be reasonably satisfactory to the Collateral Agent (and as more particularly set forth in the Credit Agreement). All policies of Insurance shall be payable to the Collateral Agent and the Debtors, as their interests may appear, and shall provide for thirty (30) days' written notice of cancellation or modification to the Collateral Agent. The Collateral Agent is authorized by the Debtors to act as their attorney in collecting, adjusting, settling or canceling such Insurance and endorsing any drafts drawn by insurers. The Debtors will immediately notify the Collateral Agent of any damage to or loss of the Collateral in excess of $100,000. Not later than the expiration date of each policy of Insurance then in effect, the Debtors shall deliver to the Collateral Agent a certificate of Insurance certifying as to (i) the extension of such policy or the issuance of a renewal policy therefor, describing the same in reasonable detail satisfactory to the Collateral Agent and (ii) the payment in full of the portion of the premium therefor then due and payable (or accompanied by other proof of such payment satisfactory to the Secured Parties). The Debtors shall be required forthwith to notify the Collateral Agent (by telephone, confirmed in writing) if the Debtors shall determine at any time not to, or at any time be unable to, extend or renew any such policy then in effect.

            4.7 The Debtors will use the Collateral for business purposes and not in violation of any statute or ordinance.

            4.8 The Debtors will pay promptly when due all taxes and assessments upon the Collateral or upon its use or sale ("Taxes"), except for any Taxes which are being contested in good faith and for which adequate reserves under generally accepted accounting principles have been established.

            4.9 The Debtors will at all times keep accurate and complete records of the Accounts, Instruments and other Collateral and will deliver such reconciliation reports and other financial information to the Collateral Agent as the Collateral Agent may at any time reasonably request. The Collateral Agent, or any of its agents, shall have the right to call at the Debtors' place or places of business at reasonable intervals during regular business hours and upon reasonable prior notice (except that no such prior notice shall be required after the occurrence and during the continuance of a Default) to inspect, audit, make test verifications and otherwise examine and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to any of the Collateral.

            4.10 Upon the occurrence and during the continuance of an Event of Default, the Debtors agree to stamp all books and records pertaining to Accounts, Instruments and General Intangibles to evidence the Secured Parties' security interest therein in form satisfactory to the Collateral Agent immediately upon the Collateral Agent's written demand.

            4.11 At its option, the Collateral Agent may discharge taxes, liens or other encumbrances at any time levied against or placed on the Collateral which have not been stayed as to execution and contested with due diligence in appropriate legal proceedings, and the Collateral Agent may pay for Insurance on the Collateral and may pay for maintenance and preservation of the Collateral. The Debtors will, upon demand, remit to the Collateral Agent forthwith:

                  4.11.1 The amount of any such Taxes, assessments, Insurance or other expenses which the Collateral Agent shall have been required or elected to pay; and

                  4.11.2 The amount of any and all out-of-pocket expenses which the Collateral Agent may reasonably incur in connection with the exercise by the Collateral Agent of any of the powers conferred upon it hereunder; and


                  4.11.3 interest on any amounts expended under Subsections "4.11.1" and "4.11.2" of this Agreement from the date of such expenditure to the date of repayment in full to the Collateral Agent at a rate per annum which shall automatically increase and decrease so that at all times such rate shall remain two (2) percentage points higher than the Prime Rate.

            4.12 Each Debtor will notify the Collateral Agent in writing at least thirty (30) days prior to changing its chief executive office or other locations at which it does business or changing its name or conducting business under any name or trade name other than as warranted under Sections 3.3, 3.4, and 3.5 hereof, in each case specifying the places or names involved.

            4.13 The Debtors will use commercially reasonable efforts to obtain the consent of any person, governmental instrumentality or agency, or public body or official to the assignment hereunder of any Account, Instrument, Document or General Intangible if such consent may be required by the terms of any contract or statute and if the such consent is reasonably necessary to support the security interest hereunder and if the Collateral Agent so requests in its discretion reasonably exercised.

            4.14 Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to notify the account debtors obligated on any or all of the Debtors' Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles to make payment thereof directly to the Collateral Agent, and the Collateral Agent may take control of all proceeds of any thereof. The form of such notice to the account debtors shall be substantially in the form of Exhibit 1 annexed hereto or such other form as the Collateral Agent shall require.


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

      5. Events of Default.

            5.1 Upon the occurrence and during the continuance of an Event of Default, the Secured Parties shall have all of the rights, powers and remedies set forth in the Secured Loan Documents, together with the rights and remedies of Secured Parties under the UCC, including without limitation, the right to sell, lease or otherwise dispose of any or all of the Collateral, and to take possession of the Collateral, and for that purpose the Collateral Agent may enter peaceably any premises on which the Collateral or any part thereof may be situated and remove the same therefrom and the Debtors will not resist or interfere with such action. The Collateral Agent may require the Debtors to assemble the Collateral and make the same available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties. The Debtors hereby agree that the place or places of location of the Collateral are places reasonably convenient to the Debtors to assemble the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will send the Debtors reasonable notice of the time and place of any public sale or reasonable notice of the time after which any private sale or any other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to a Debtor at least ten days before the time of the sale or disposition, or is personally delivered at least seven days before the time of the sale or disposition.

            5.2 Upon demand by the Collateral Agent after the occurrence and during the continuance of an Event of Default, the Debtors will immediately deliver to the Collateral Agent all proceeds of Collateral, and all original evidences of Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles, including, without limitation, all checks, drafts, cash and other remittances, notes, trade acceptances or other instruments or contracts for the payment of money, appropriately endorsed to the Collateral Agent's order and, regardless of the form of such endorsement, the Debtors hereby waive presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto; the Debtors hereby appoint the Collateral Agent as the Debtors' agent and attorney-in-fact to make such endorsement on behalf of and in the name of the Debtors. Pending such delivery, the Debtors agree that they will not commingle any such checks, drafts, cash and other remittances with any of the Debtors' funds or property, but will hold them separate and apart therefrom and upon an express trust for the Collateral Agent until delivery thereof is made to the Collateral Agent.

            5.3 The reasonable costs of collection and enforcement of Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles including attorneys' fees and out-of-pocket expenses, shall be borne solely by the Debtors, whether the same are incurred by the Collateral Agent or the Debtors. The Debtors will not, after the occurrence and during the continuance of an Event of Default, except with the Collateral Agent's express written consent, extend, compromise, compound or settle any Account, Chattel Paper, Instrument, Document, Security or General Intangible, or release, wholly or partly, any person liable for payment thereof, or allow any credit or discount thereon which is not customarily allowed by the Debtors in the ordinary conduct of their business.

            5.4 Effective immediately upon the occurrence and during the continuance of an Event of Default, the Debtors hereby appoint the Collateral Agent to be the Debtors' true and


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

lawful attorney, with full power of substitution, in the Collateral Agent's name or the Debtors' name or otherwise, for the Collateral Agent's sole use and benefit, but at the Debtors' cost and expense, to exercise at any time all or any of the following powers with respect to all or any of the Accounts, Chattel Paper, Instruments, Documents, Securities or General Intangibles:

                  5.4.1 to demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof;

                  5.4.2 to receive, take, endorse, assign and deliver any and all checks, notes, drafts and other negotiable and non-negotiable instruments taken or received by the Collateral Agent in connection therewith (the Debtors hereby waive notice of presentment, protest and non-payment of any instrument so endorsed or assigned);

                  5.4.3 to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

                  5.4.4 to extend the time of payment of any or all thereof, to make any allowance and other adjustments with reference thereto;

                  5.4.5 to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relevant goods, as fully and effectually as if the Collateral Agent were the absolute owner thereof;

                  5.4.6 to make any reasonable allowance and other reasonable adjustments with reference thereto;

                  5.4.7 to sign the Debtors' name on any Document, on invoices relating to any Account, on drafts against customers, on schedules of assignments of Accounts, on notices of assignment, financing statements under the UCC and other public records, on verifications of Accounts, and on notices to customers;

                  5.4.8 to file or record in any public office notices of assignment or any other public notice required to effect this Security Agreement;

                  5.4.9 to notify the post office authorities to change the address for delivery of the Debtors' mail to an address designated by the Collateral Agent;

                  5.4.10 to receive, open and as appropriate to the purposes of this Security Agreement and the Credit Agreement, respond to or deal with, all mail addressed to the Debtors;

                  5.4.11 to discharge Taxes, liens or other encumbrances at any time levied against or placed thereon;


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

                  5.4.12 to send requests for verification of Accounts to the Debtors' customers; and

                  5.4.13 to do all other things the Collateral Agent deems reasonably necessary or desirable to carry out the purposes of this Security Agreement.

The Debtors hereby ratify and approve all acts of the attorney pursuant to this
Section 5.4, and neither the Collateral Agent nor the attorney will be liable for any act of commission or omission, nor for any error of judgment or mistake of fact or law, other than acts, errors or mistakes due to willful malfeasance or gross negligence by the Collateral Agent or the attorney; provided further, however, that the Debtors do not waive any right under the UCC against the Secured Parties for any action taken hereunder which is other than commercially reasonable. This power, being coupled with an interest, is irrevocable so long as any of the Secured Obligations remain outstanding.

            5.5 After deducting all reasonable expenses incurred by the Collateral Agent in protecting or enforcing its rights in the Collateral, the remainder of any proceeds of collection or sale of the Collateral shall be applied to the payment of principal, interest or other charges comprising the Secured Obligations in such order as the Collateral Agent may determine, and all surplus shall be returned to the Debtors and the Debtors shall remain liable for any deficiency. The Collateral Agent shall apply the proceeds of collection or sale of the Collateral, if any, at least once during each calendar month, and until so applied, shall retain such proceeds in the Collateral Account. The Collateral Agent alone shall have the power of withdrawal from the Collateral Account.

            5.6 The Secured Parties may exercise their rights with respect to Collateral without resorting to or regard to other collateral or sources of reimbursement for the Secured Obligations.

            5.7 The exercise by the Secured Parties of or failure to so exercise any authority granted under this Security Agreement shall in no manner affect any liability of any Debtor to any Secured Party, and provided, further, that the Secured Parties shall be under no obligation or duty to exercise any of the powers hereby conferred upon them and they shall be without liability for any act or failure to act in connection with the collection of, or the preservation of any rights under any of, the Collateral.

      6. Waivers.

            6.1 The Debtors waive all demands, notices and protests of every kind which are not expressly required under this Security Agreement or the Secured Loan Documents and which are permitted by law to be waived, and which would, if not waived, impair the Secured Parties' enforcement of this Security Agreement or release any Collateral from the security interest of the Secured Parties under this Security Agreement. By way of example, but not in limitation of the Secured Parties' rights under this Security Agreement, the Secured Parties do not have to give the Debtors notice of any of the following:

                  6.1.1    notice of acceptance of this Security Agreement;


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

                  6.1.2 notice of advances made, credit extended, Collateral received or delivered;

                  6.1.3 any action which the Secured Parties do or do not take regarding the Debtors, any other person, or any other collateral securing the Secured Obligations;

                  6.1.4 enforcement of this Security Agreement against the Collateral; or

                  6.1.5 any other action taken in reliance on this Security Agreement.

            6.2 With respect both to Secured Obligations and Collateral, the Debtors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such time or times as the Secured Parties may deem advisable.

            6.3 The Secured Parties shall have no duty as to the collection or protection of Collateral not in the Secured Parties' possession or control, and the Secured Parties' duties with reference to Collateral in its possession or control shall be to use reasonable care in the custody and preservation of such Collateral, but such duty shall not require the Secured Parties to do any of the following (although the Secured Parties are authorized to reasonably undertake any such action if the Secured Parties deem such action appropriate):

                  6.3.1 protect any of the Collateral against the claims of others;

                  6.3.2    collect any sums due on the Collateral;

                  6.3.3    exercise any rights under the Collateral;

                  6.3.4 notify the Debtors of any maturities or other similar matters concerning the Collateral;

                  6.3.5    act upon any request the Debtors may make; or

                  6.3.6 preserve or protect the Debtors' rights in the Collateral.

            6.4 Each Debtor waives all rules of suretyship law and any other law whatsoever which is legally permitted to be waived and which would, if not waived, impair the Secured Parties' enforcement of their security interests hereunder. By way of example, but not in limitation of the Secured Parties' rights under this Security Agreement, the Secured Parties may do any of the following without notice to the Debtors, except to the extent that notice to any Debtor is required under another Secured Loan Document or in each case in which the agreement of any Debtor is required because such Debtor is a principal party to a Secured Obligation and, as a matter of contract, the agreement of such Debtor is required:


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

                  6.4.1 change, renew or extend the time for repayment of all or any part of the Secured Obligations;

                  6.4.2 change the rate of interest or any other provisions with respect to all or any part of the Secured Obligations;

                  6.4.3 release, surrender, sell or otherwise dispose of any money or property which is in the Secured Parties' possession as collateral security for the Secured Obligations;

                  6.4.4 fail to perfect a security interest in any property which is pledged or mortgaged as security for payment of the Secured Obligations;

                  6.4.5 release or discharge any party liable to the Secured Parties in whole or in part for the Secured Obligations, or accept any additional parties or guarantors;

                  6.4.6 delay or refrain from exercising any of the Secured Parties' rights;

                  6.4.7 settle or compromise any and all claims pertaining to the Secured Obligations and the Collateral; and

                  6.4.8 apply any money or property of a Debtor or that of any other party liable to the Secured Parties for any part of the Secured Obligations in any order it chooses.
      7. Actions and Proceedings.

      IN THE EVENT OF ANY ACTION OR PROCEEDING WITH RESPECT TO ANY MATTER PERTAINING TO THIS SECURITY AGREEMENT, THE DEBTORS AND THE COLLATERAL AGENT HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY (BUT DO NOT WAIVE ANY DEFENSES OR COUNTERCLAIMS). THE DEBTORS HEREBY IRREVOCABLY CONSENT TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE SECURED LOAN DOCUMENTS.

      8. Address for Notices and Service of Process.

      All notices, requests and demands to be made hereunder shall be made as set forth in the Credit Agreement.

      9. Costs of Collection and Legal Fees.

      The Debtors shall be liable to the Secured Parties and shall pay to the Collateral Agent immediately on demand as part of their liability under this Security Agreement all reasonable costs and expenses of the Secured Parties, including all reasonable fees and disbursements of the


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

Secured Parties' legal counsel incurred in the collection or enforcement or attempted collection or attempted enforcement of the Secured Parties' rights under this Security Agreement, whether within or apart from any legal action or proceeding.

      10. No Waiver of Remedies.

      No failure to exercise and no delay in exercising, on the part of the Secured Parties, any right, remedy, power or privilege under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Security Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Security Agreement are cumulative and not exclusive of any other right, remedy, power and privilege provided by law.

      11. New York Law.

      PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE WHOLE OF THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE DEBTORS AND THE SECURED PARTIES HEREUNDER SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

      12. Joint and Several Obligations.

      All obligations of the Debtors hereunder shall be joint and several. Any representation, warranty, covenant, agreement, notice, request, waiver, consent or other action made, given or taken by any or all of the Debtors hereunder or hereto shall bind each and all of the Debtors. Any reference to Collateral owned by the Debtors contained herein shall be deemed to refer to any and all Collateral owned by each Debtor individually or by one or more Debtors collectively, as the case may be.

      13. Entire Agreement; Modifications.

      This Security Agreement contains the entire agreement between the Secured Parties and the Debtors with respect to all subject matters contained herein. This Security Agreement cannot be amended, modified or changed in any way except by a written instrument executed by each of the Secured Parties and Debtors.

      14. Successors and Assigns.

      The covenants, representations, warranties and agreements herein set forth shall be binding upon the Debtors, their legal representatives, successors and assigns and shall inure to the benefit of the Secured Parties, their successors and assigns. Any successor or assign of the Secured Parties shall forthwith become vested with and entitled to exercise all the powers and rights given by this Security Agreement to the Secured Parties, as if such successor or assign were originally named as a secured party herein.

      15. Severability.

      The unenforceability or invalidity of any provision or provisions of this Security Agreement or any of the other Secured Loan Documents shall not render any other provision or provisions herein or therein contained unenforceable or invalid.

         [The Remainder of This Page Has Been Intentionally Left Blank]

      IN WITNESS WHEREOF, the Debtors and the Collateral Agent have caused this Security Agreement to be executed by their duly authorized officer or representative as of the date and year first above written.

                              DEBTORS:


                                    ACT MANUFACTURING, INC.


                                    By:         /s / Jeffrey B. Lavin
                                       ---------------------------------------
                                       Name:    Jeffrey B. Lavin
                                       Title:   Chief Financial Officer


                                    CMC INDUSTRIES, INC.


                                    By:         /s/ Jeffery B. Lavin
                                       ---------------------------------------
                                       Name:    Jeffrey B. Lavin
                                       Title:   Chief Financial Officer


                                    ACT MANUFACTURING SECURITIES
                                    CORPORATION


                                    By:         /s/ John A. Pino
                                       ---------------------------------------
                                       Name:    John A. Pino
                                       Title:   President


                              COLLATERAL AGENT:


                                    THE CHASE MANHATTAN BANK,
                                    as Collateral Agent for the Secured Parties


                                    By:         /s/ Peter N. Langford
                                       ---------------------------------------
                                       Name:    Peter N. Langburd
                                       Title:   Vice President